UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
               (Date of earliest event reported): February 4, 2005
                                                  ----------------

                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                      1-13219                  65-0039856
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)



                  The Forum, Suite 1000
1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida           33401
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         (Address of principal executive office)                 (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with our previously disclosed proposed "debanking" process, on February 4, 2005, Ocwen Financial Corporation and its subsidiary, Ocwen Federal Bank FSB (collectively "Ocwen"), entered into a Branch Purchase and Deposit Assumption Agreement (the "Branch Purchase Agreement") with Marathon National Bank of New York ("Marathon"). Pursuant to the Branch Purchase Agreement, Marathon agreed to assume the deposit liabilities of the accounts associated with Ocwen's bank branch facility in Fort Lee, N.J. (the "Branch"). In addition, Marathon will take over the lease and other contracts and acquire assets related to the Branch. In connection with that closing, Ocwen will make a cash payment to Marathon, which payment is calculated based upon, among other things, the amount of those deposit account liabilities as of the closing. As of January 31, 2005, the amount of the deposit liabilities of the accounts subject to the Branch Purchase Agreement was approximately $242 million. The transaction is subject to regulatory and other customary approvals and conditions. Please review our periodic filings with the Securities and Exchange Commission, including our Form 10-Q for the period ended September 30, 2004, for more information regarding our proposed "debanking" process.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  OCWEN FINANCIAL CORPORATION
                                                  ---------------------------
                                                                 (Registrant)


                                                     By: /s/ WILLIAM C. ERBEY
                                                         --------------------
                                                             William C. Erbey
                                                      Chief Executive Officer


Date: February 10, 2005